UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

BANYAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Skokie Blvd

Suite 820

Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 757-3812
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	BYN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BYN	New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

On June 1, 2023, Banyan Acquisition Corporation (the “Company”) issued unsecured promissory notes (the “Notes”) to the Company’s chairman, Jerry Hyman and to the Company’s chief executive officer, Keith Jaffee. Each of the Notes is in the total principal amount of up to $1,000,000 and each of Jerry Hyman and Keith Jaffee have funded an initial principal amount of $100,000. The proceeds of the Notes, which may be drawn down from time to time until the Company consummates its initial business combination, will be used as general working capital purposes.

The Notes do not bear interest and mature upon closing of the Company’s initial business combination. In the event that the Company does not consummate a business combination, the Notes will be repaid only from amounts remaining outside of the Company’s trust account, if any. Up to $750,000 of the total principal amount of each Note may be converted, in whole or in part, at the option of the lender into warrants of the Company at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to Banyan Acquisition Sponsor LLC, the Company’s sponsor, at the time of the initial public offering of the Company.

The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes, which are incorporated by reference herein and filed herewith as Exhibit 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Promissory Note, dated June 1, 2023, issued by Banyan Acquisition Corporation to Jerry Hyman
10.2	Promissory Note, dated June 1, 2023, issued by Banyan Acquisition Corporation to Keith Jaffee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Acquisition Corporation

Dated: June 5, 2023	/s/ Keith Jaffee
Keith Jaffee
Chief Executive Officer